SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2011

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)
_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFTR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On December 30, 2011, the Compensation Committee (the “Compensation Committee”) of the Board of Trustees of Lexington Realty Trust (the “Trust”) granted the following annual cash incentive awards:

Name and Title	2011 Annual Cash Incentive Award
T. Wilson Eglin, Chief Executive Officer and President	$600,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$350,000
E. Robert Roskind, Chairman	$425,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$425,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Assistant Secretary	$250,000

Up to 50% of the award may be taken in non-vested common shares of the trust that vest ratably over a three-year period and with such other terms as set forth following the table below. A portion of the annual cash incentive award equal to one twenty-fourth of the executive's base salary was paid in cash on December 15, 2011 pursuant to existing company practice. The remainder of the annual cash incentive award is payable on or about January 15, 2012.

In addition to the annual cash incentive awards, the Compensation Committee granted long-term incentive awards under the Trust's 2011 Equity-Based Award Plan consisting of non-vested common shares of the Trust, as follows:

Name and Title	2011 Long-Term Incentive Award
T. Wilson Eglin, Chief Executive Officer and President	$1,025,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$600,000
E. Robert Roskind, Chairman	$675,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$650,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Assistant Secretary	$350,000
The non-vested common share awards (1) have a grant date value of $7.49 per share (the closing price of a common share of the Trust on the New York Stock Exchange on December 30, 2011, which was the grant date); (2) vest in equal installments on each of December 31, 2012, December 31, 2013, and December 31, 2014; and (3) have dividend and voting rights.

The non-vested common share awards granted to each executive are governed by a Nonvested Share Agreement. The form of Nonvested Share Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. This Current Report on Form 8-K describes certain terms of these Nonvested Share Agreements, and such descriptions are qualified in their entirety by reference to the full text of such agreements.

In addition, Joseph S. Bonventre's base salary was increased from $250,000 to $258,750 for 2012.

Employment Agreements

On January 3, 2012, the Compensation Committee approved separate Employment Agreements (each an “Employment Agreement” and collectively, the “Employment Agreements”) with each of E. Robert Roskind, the Trust's Chairman, T. Wilson Eglin, the Trust's Chief Executive Officer and President, Richard J. Rouse, the Trust's Vice Chairman and Chief Investment Officer, and Patrick Carroll, the Trust's Executive Vice President, Chief Financial Officer and Treasurer (each, an “Executive” and collectively, the “Executives”).

The Employment Agreements each have a three year term commencing on January 15, 2012 and do not automatically renew. Initial base salaries under the Employment Agreements are unchanged and are as follows: (i) T. Wilson Eglin, Five Hundred and Fifty Thousand Dollars ($550,000); (ii) E. Robert Roskind, Four Hundred and Fifty Thousand Dollars ($450,000); (iii) Richard J. Rouse, Four Hundred and Seventy-Five Thousand Dollars ($475,000); and (iv) Patrick Carroll, Three Hundred and Seventy-Five Thousand Dollars ($375,000). The base salaries are subject to review by the Trust no less frequently than annually for increase and may not be decreased.

During the term of the Employment Agreements, each Executive will have opportunities for bonuses and will have opportunities for incentive compensation comparable to those provided to other senior executives of the Trust and will be eligible to participate in all bonus and incentive compensation plans made available by the Trust, from time to time, for its senior executives.

The Employment Agreements provide for severance payments upon the occurrence of (i) a termination of employment by the Trust without cause (as defined in the Employment Agreements), (ii) a termination of employment by the Executive with good reason (as defined in the Employment Agreements) or (iii) a termination of employment either (x) by the Trust without cause or (y) by the Executive with good reason, in each case within 12 months of a change in control (as defined in the Employment Agreement). Severance pay includes (i) two and one half (2.5) times the sum of the then base salary and the average of the last two annual cash bonuses paid or agreed to be paid to T. Wilson Eglin and (ii) two (2) times the sum of the then base salary and the average of the last two annual cash bonuses paid or agreed to be paid to the other Executives.

The Employment Agreement for T. Wilson Eglin provides for a Long-Term Nonvested Share Agreement, which, in turn, provides for a one-time grant of 150,000 non-vested common shares. The 150,000 non-vested common shares of the Trust vest ratably over a five-year period. The dividends on these non-vested common shares accrue and are paid at the time of vesting of the related common shares.

Attached as Exhibit 10.2 to this Current Report on Form 8-K is a copy of the form of Employment Agreements (including the form of Long-Term Nonvested Share Agreement). The description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the copy attached as an exhibit.

Item 7.01.    Regulation FD Disclosure.

On January 5, 2012, the Trust issued a press release containing an update of fourth quarter 2011 transaction activity. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 Regulation FD Disclosure, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

10.1	Form of 2011 Nonvested Share Agreement

10.2	Form of Employment Agreements with each of E. Robert Roskind, T. Wilson Eglin, Richard J. Rouse and Patrick Carroll (including form of Long-Term Nonvested Share Agreement)

99.1	Press release issued January 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust
Date: January 6, 2012	By: /s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

10.1	Form of 2011 Nonvested Share Agreement

10.2	Form of Employment Agreements with each of E. Robert Roskind, T. Wilson Eglin, Richard J. Rouse and Patrick Carroll (including form of Long-Term Nonvested Share Agreement)

99.1	Press release issued January 5, 2012